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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): DECEMBER 1, 1999

                                MACROMEDIA, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                  000-22688                94-3155026
(State of other jurisdiction     (Commission File         (I.R.S. Employer
      or incorporation)              Number)             Identification No.)


                    600 TOWNSEND ST., SAN FRANCISCO, CA 94103
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (415) 252-2000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

         On October 6, 1999, Macromedia, Inc., a Delaware corporation ("Macromedia"), Andromedia, Inc., a California corporation ("Andromedia"), and Peak Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Macromedia ("Sub"), entered into an Agreement and Plan of Reorganization, under which Macromedia acquired Andromedia (the "Merger") by acquiring all of the outstanding capital stock, options and warrants of Andromedia from the securityholders of Andromedia in exchange for approximately $221 million of common stock, options and warrants of Macromedia (as valued on October 6, 1999). The Merger was closed on December 1, 1999. As a result of the acquisition of Andromedia, Sub was merged with and into Andromedia and Andromedia remains as the surviving corporation and a wholly-owned subsidiary of Macromedia. Macromedia will account for the Merger as a "pooling-of-interests." The Merger is intended to be a tax-free reorganization.

         Andromedia develops and markets software that enables users to implement an integrated solution that analyzes the success of Web marketing efforts and personalizes offerings based on customers' needs in real-time. Macromedia intends to continue to conduct Andromedia's business following the acquisition.

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired

         It is impracticable for Macromedia to currently provide the required financial statements for Andromedia called for by Item 7(a). Pursuant to paragraph (a)(4) of Item 7 of Form 8-K, the financial statements of Andromedia required to be filed under paragraph (a) of this Item 7 will be filed as soon as practicable, but no later than required by paragraph (a)(4) of Item 7 of Form 8-K.

(b)      Pro Forma Financial Information

         It is impracticable for Macromedia to currently provide the pro forma financial information with respect to the acquisition of Andromedia by Macromedia called for by this Item 7(b). Pursuant to paragraphs (b)(2) and (a)(4) of Item 7, the pro forma financial statements required to be filed under paragraph (b) of this Item 7 will be filed as soon as practicable, but no later than required by paragraphs (b)(2) and (a)(4) of Item 7 of Form 8-K.


(c)      Exhibits

         The following exhibits are filed herewith:

         2.01 Agreement and Plan of Reorganization by and among Macromedia, Inc. and Andromedia Inc. dated October 6, 1999, as amended November 23, 1999. Pursuant to Item

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         601(b)(2) of Regulation S-K, certain schedules have been omitted but will be furnished supplementally to the Securities and Exchange Commission.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MACROMEDIA, INC.

DATE:  December 15, 1999                    By:
                                                   /s/ Elizabeth Nelson
                                            -----------------------------------
                                            Elizabeth Nelson
                                            Senior Vice President and Chief
                                            Financial Officer

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